Exhibit 10.13.3

                          FIFTH MODIFICATION AGREEMENT


     BY THIS FIFTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 15th day of December, 2003, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent") for the Banks listed in the hereinafter defined Credit Agreement (the "Banks") and as the Issuing Bank and the Swing Line Lender, and KNIGHT TRANSPORTATION, INC., an Arizona corporation (the "Company") and all present and future Significant Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1.  RECITALS; ACKNOWLEDGEMENTS.

     1.1 The Borrower and the Administrative Agent and the Banks entered into that Credit Agreement dated April 6, 2001 (as amended from time to time, the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein. The Credit Agreement was previously amended by that Modification Agreement dated as of June 5, 2001, that Second Modification Agreement dated as of November 19, 2001, that Third Modification Agreement dated as of February 13, 2003, and that Fourth Modification Agreement dated as of September 15, 2003.

     1.2 Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Credit Agreement as set forth herein.

     1.3 All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2.  CREDIT AGREEMENT.

     2.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

          "Loan Documents" shall mean this Agreement, the Notes, the Security Documents and all other documents, instruments and agreements of every kind and description at any time undertaken by any Person for the benefit of the Banks in connection with the Loans.

          "Maximum RLC Commitment" shall mean $10,000,000.00.

     2.2 The following definitions in Section 1.1 of the Credit Agreement are hereby deleted:

          "Refunded Swing Line Loan"

          "Swing Line Balance"

          "Swing Line Commitment"

          "Swing Line Lender"

          "Swing Line Loan"

          "Swing Line Note"

     2.3 Section 2.22 of the Credit Agreement is hereby amended to read as follows:

          [Intentionally left blank].

     2.4 Schedule 2.1 of the Credit Agreement is hereby amended to read as attached hereto.

     2.5 All references in the Note to "22,200,000.00" or to "Twenty-Two Million
Two  Hundred   Thousand  and  NO/100   Dollars"  are  hereby   amended  to  read
"10,000,000.00" and "Ten Million and NO/100 Dollars," respectively.

SECTION 3.  OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     3.1 All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     3.2 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     3.3 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

     3.4 All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4.  GENERAL.

     4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     4.2 The modifications contained herein shall not be binding upon the Banks until the Administrative Agent shall have received all of the following:

          (a) An original of this Agreement fully executed by the Borrower.

          (b) Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

     4.3 Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

     4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Administrative Agent in connection herewith, whether or not all of the conditions described in Paragraph
4.2 above are satisfied. Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.

     4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Administrative Agent or the Banks, or in any other action or conduct undertaken by Borrower, the Administrative Agent or the Banks on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' consent to this Agreement. Further, the Banks' consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Banks; no such consent (either express or implied) has been given as of the date hereof.

     4.6 Time is hereby declared to be of the essence hereof of the Credit Agreement, and Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

     4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION



                                    By:      /s/ Keri M. Tignini
                                    -------------------------------------------
                                    Name:    Keri M. Tignini
                                    -------------------------------------------
                                    Its:     Vice President
                                    -------------------------------------------

                                                            ADMINISTRATIVE AGENT


                                    KNIGHT TRANSPORTATION, INC.



                                    By:      /s/ Kevin P. Knight
                                    -------------------------------------------
                                    Name:    Kevin P. Knight
                                    -------------------------------------------
                                    Its:     Chairman and CEO
                                    -------------------------------------------


                                    QUAD-K LEASING, INC., an Arizona corporation



                                    By:      /s/ Timothy M. Kohl
                                    -------------------------------------------
                                    Name:    Timothy M. Kohl
                                    -------------------------------------------
                                    Its:     Treasurer
                                    -------------------------------------------

                                                                        BORROWER

                              CONSENT OF THE BANKS


Re:      Knight Transportation, Inc.

         The following:

     (a) is a Bank named in that Credit Agreement dated April 6, 2001 between Knight Transportation, Inc., an Arizona corporation (the "Company"), all present and future Significant Subsidiaries of the Company (the "Borrower"), Wells Fargo Bank, National Association, as administrative agent for the Banks (the "Administrative Agent"), and the Banks; and

     (b) consents to that Fifth Modification Agreement dated December 15, 2003 entered into between the Borrower and the Administrative Agent.

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION



                                   By:      /s/ Keri M. Tignini
                                   --------------------------------------------
                                   Name:    Keri M. Tignini
                                   --------------------------------------------
                                   Its:     Vice President
                                   --------------------------------------------

                                                                          "Bank"

                                  SCHEDULE 2.1

                              COMMITMENTS OF BANKS
                               as to the Facility
                             as of December 15, 2003

                      Bank                     %                      $
             ---------------------          -------          ------------------

          1. Wells Fargo Bank,
             National Association             100%             $10,000,000.00

             Maximum RLC
             Commitment                       100%             $10,000,000.00

Addresses:

         1.       100 West Washington
                  Commercial Banking
                  MAC S4101-251
                  Phoenix, Arizona 85003
                  Attention: Keri Tignini
                  Phone: 602-378-4593
                  Fax: 602-378-4758